UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2008

ARCHER-DANIELS-MIDLAND COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 424-5200

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2008, Archer-Daniels-Midland Company (ADM) issued a press release announcing fourth quarter and annual results.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits	The following exhibit is furnished herewith:

99.1	Press release dated August 5, 2008 announcing fourth quarter and annual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: August 5, 2008	By	/s/ David J. Smith
David J. Smith Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 5, 2008